   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30,
1996
    SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO. 811-825

------------------------------------------------------------------------
-----
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                          POST-EFFECTIVE AMENDMENT NO. 51
                                    AND/OR
  [x]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 21
               [x]
                        (CHECK APPROPRIATE BOX OR BOXES)

                              --------------------
                           AMERICAN GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           410 17TH Street, Suite 800
                             Denver, Colorado 80202
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 623-6137

                                  Robert Brody
                           410 17th Street, Suite 800
                                Denver, CO 80202
                    (Name and Address of Agent for Service)

                                   Copies to:
                   Shereff, Friedman, Hoffman & Goodman, LLP
                          Attn: Joel H. Goldberg, Esq.
                                919 Third Avenue
                            New York, New York 10022
                              -------------------
 Approximate Date of Proposed Public Offering: as soon as practicable after the
                  effective date of the Registration Statement
                              -------------------
 It is proposed that this filing will become effective (check appropriate box)

               [_]  immediately upon filing pursuant to paragraph (b)
               [_]  on (date) pursuant to paragraph (b)
               [_]  60 days after filing pursuant to paragraph (a) (1)
               [x]  on (December 1, 1996) Pursuant to paragraph (a) (1)
               [_]  75 days after filing pursuant to paragraph (a) (2)
               [_]  on (date) pursuant to paragraph (a) (2) of Rule 485

                    If appropriate, check the following box:
               [_] this post-effective amendment designates a new effective
                    Date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a) (1) under the Investment Company Act of 1940, the Fund has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Fund filed its Rule 24f-2 notice for the fiscal year ended July 31, 1996 on September 26, 1996.

                      AMERICAN GROWTH FUND, INC.
        410 17th Street, Suite 800, Denver, Colorado 80202-4418
                            (303) 623-6137

                              PROSPECTUS

                           December 1, 1996

     AMERICAN GROWTH FUND, INC. is a professionally managed diversified investment fund which primarily invests in common stocks and securities convertible into common stock with the objectives of capital growth and, secondarily, current income. In pursuing the Fund's objectives, the Fund's Adviser intends to take a conservative approach to investments, balancing the preservation of capital against potential gains.

     This Fund offers four classes of shares, each with a different combination of sales charges, distribution and service fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See 'Purchase of Shares.'

     Shares may be purchased directly from American Growth Fund Sponsors, Inc. (the 'Distributor'), 410 17th Street, Suite 800, Denver, CO 80202,
(303) 623-6137, or from securities dealers which have entered into dealer agreements with the Distributor.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before making an investment in the Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Fund dated December 1, 1996 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is incorporated by reference into this Prospectus.


                      AMERICAN GROWTH FUND SPONSORS, INC.
            410 17th Street, Suite 800, Denver, Colorado 80202-4418
                                  303-623-6137
                                  800-525-2406

                        FEE TABLE
                                                            CLASS A          CLASS B                   CLASS C          CLASS
D

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)..                           5.75%            None                      None             5.75%
Sales Load Imposed on Dividend Reinvestment                 None             None                      None             None
Deferred Load (as a percentage of original purchase
  price or redemption proceeds, whichever is lower)         None(b)   5.0% during the first 2   1% for one year         None(b)
                                                                 years,4% for the next 2
                                                                  years, decreasing 1%
                                                                annually thereafter to 0.0%
                                                                  the seventh year(a)
Exchange Fee...........................................     None             None                      None             None
ANNUAL FUND OPERATING EXPENSES (AS
A PERCENTAGE OF AVERAGE NET ASSETS)(a):
Investment Advisory Fees...............................  0.82%              0.82%                      0.82%             0.82%
12b-1 Fees.............................................  0.25%              0.98%                     0.95%             None
Other Expenses......................................     0.99%              1.01%                     1.20%             0.81%
Total Fund Operating Expenses..........................  2.06%              2.81%                     2.97%             1.63%



(a) Class B shares convert to Class A shares automatically approximately seven years after initial purchase. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares'.

(b) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent
deferred sales charge of 1.0% of amounts redeemed within the     first year
 of purchase.




                                   1 Year           3 Years          5 Years          10 Years
EXAMPLE:
An investor would pay the following expenses on a $1,000 investment including the maximum $57.50 initial sales charge (Class A and Class D shares only) and assuming (1) the Total Fund Operating Expenses for each class set forth above; (2) a 5% annual return throughout the periods and
(3) redemption at the end of the period:
Class A                            $77              $118             $162             $283
Class B                            $78              $127             $178             $314*
Class C                            $40              $ 92             $156             $329
Class D                            $73              $106             $141             $240
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
Class A                            $77              $118             $162             $283
    Class B                        $28              $ 87             $148             $314*
    Class C                        $30              $ 92             $156             $329
    Class D                        $73              $106             $141             $240
* Assumes conversion to Class A shares approximately seven years after purchase.


  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the 'Commission') regulations. Class A, Class B and Class C shareholders who own their shares for an extended period of time may pay more in total charges than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the 'NASD'). See 'Purchase of Shares' and 'Redemption of Shares'.

                              FINANCIAL HIGHLIGHTS

     The following tables present selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information, for the year ended July 31, 1996 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended July 31, 1996 is included in the Statement of Additional Information. This information for each of the nine years ended July 31, 1995 has been audited by the Fund's previous Independent Auditors.


                    Class D

                    Year Ended July 31,

Per Share Operating Data:   1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
Net Asset Value,
Beginning of Period...... $ 8.75  $ 9.34   $ 9.39  $ 8.50  $ 8.02  $ 7.59  $ 7.46  $ 6.71  $ 9.62  $ 9.14

Income(loss) from
 investment operations:
Net investment income....    .03     .21      .03     .11     .10     .16     .17     .38     .24     .16
Net realized and unrealized
 gain (loss)...............  .39     .88     1.00    1.51     .94     .53      .26    .71   (1.72)   1.70

Total income (loss) from
 Investment Operations.....  .42    1.09     1.03    1.62     1.04      .69    .43   1.09   (1.48)   1.86



Dividends and distributions
 to shareholders:
Dividends from net
 investment income .......  (.12)  (.12)    (.05)    (.08)    (.06)    (.26)  (.30) (.34)    (.16)  (.29)
Distributions from net
 realized gain............  (.20) (1.56)   (1.03)   (.65)    (.50)       -      -     -     (1.27) (1.09)

Total dividends and
 distributions to
 shareholders.............  (.32) (1.68)   (1.08)   (.73)    (.56)    (.26)   (.30) (.34)   (1.43) (1.38)


Net Asset Value,
 End of Period............ $ 8.85 $ 8.75  $ 9.34   $ 9.39   $ 8.50   $ 8.02  $ 7.59 $ 7.46   $ 6.71 $ 9.62


Total Return*.............   4.8%  15.2%  11.1%     20.2%    13.6%     9.6%     5.7%  17.0%  (14.4)%  23.1%



Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)........... $100,130 $90,538 $68,209  $62,180  $55,501  $55,710  $58,574 $63,935  $64,248  $81,321

Ratios to average net
 assets:
Net investment income
 (loss)...................0.47%       1.91%   0.35%   0.59%    1.14%    2.02%    2.01%    5.15%   3.17%    1.99%

Expenses**................1.63%      1.45%    1.34%   1.44%    1.46%    1.33%    1.33%    1.32%   1.29%    1.28%

Portfolio Turnover
 Rate***.................  163.1%    173.0%   87.2%   48.8%    39.8%    135.5%   92.3%    60.9%   241.7%   197.0%

Average Brokerage
 Commission Rate****..... $0.0561     -        -       -        -         -       -        -        -        -




See notes to financial statements.
* Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

**       Beginning of fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.

***      The lesser of purchases and sales of portfolio securites for a period, divided by the monthy average of the market value of securites owned during the period. Purchases and sales of investment securities, other than U.S. Government and short-term securities for the period ended July 31, 1996, aggregated $149,865,511 and $180,516,815, respectively.

****     Total brokerage commissions paid on applicable purchases and sales of investment securities for the period divided by the total number of related shares purchased and sold.

                              FINANCIAL HIGHLIGHTS



                           Class A         Class B         Class C
                    Period Ended July 31,

Per Share Operating Data:      1996*****     1996*****      1996*****

Net Asset Value,
Beginning of Period......   $  9.21        $  9.21         $  9.21

Income(loss) from
 investment operations:
Net investment income....   -*******       (.01)           -*******
Net realized and unrealized
 gain (loss)...............  (.37)         (.40)           (.40)

Total income (loss) from
 Investment Operations.....  (.37)         (.41)           (.40)


Dividends and distributions
 to shareholders:
Dividends from net
 investment income .......    -              -               -
Distributions from net
 realized gain............    -              -               -
Total dividends and
 distributions to
 shareholders.............     -              -               -


Net Asset Value,
 End of Period............   $ 8.84         $ 8.80          $ 8.81

Total Return*.............   (4.0)%         (4.5)%          (4.3)%


Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...........   $3,838         $3,417           $367


Ratios to average net
 assets:
Net investment income
 (loss)...................    0.13%        (0.52)%         (0.63)%
Expenses**  ...............    2.06%******   2.81%******   2.97%******

Portfolio Turnover
 Rate***...................    163.1%         163.1%         163.1%
Average Brokerage
 Commission Rate****........   $0.0561        $0.0561        $0.0561



 /TABLE

See notes to financial statements.
* Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

**       Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.

***      The lessor of purchases and sale of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Purchases and sale of investment securities, other than U.S. Government and short-term securities for the period ended July 31, 1996, aggregated $149,865,511 and $180,516,815, respectively.

****     Total brokerage commissions paid on applicable purchases and sales of investment securities for the period divided by the total number of related shares purchased and sold.

*****            For the period from March 1, 1996 (inception of offering)
 to July
31, 1996.

******           Annualized

*******          Less than $.005 per share.

            INVESTMENT OBJECTIVES AND POLICIES

     American Growth Fund, Inc., an open-end diversified investment company, is a Maryland corporation organized July 16, 1958.

     The primary investment objective of the Fund is growth of capital. Income, while a factor in portfolio selection, is secondary to the Fund's principal objective. These investment objectives can be changed by a vote of the board of directors without a vote of the Fund's shareholders, which could cause the Fund to have an investment objective different from that deemed appropriate by the shareholder at the time of investment. The Fund will notify shareholders of any change in investment objectives at least 30 days in advance of such change. There can be no assurance that the Fund will attain its investment objectives.



     In attempting to achieve its investment objective, the Fund will under normal conditions invest at least 65% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter. Investment Research Corporation, the Fund's investment adviser (the Adviser') will choose common stocks (or convertible securities) that the Adviser believes have potential for capital appreciation because of existing or anticipated economic conditions or because of other factors, including that the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody's Investors Service or Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. , or, if unrated, will be of comparable quality in the opinion of the Adviser.

     In pursuing the Fund's objectives, the Adviser intends to take a conservative approach to investment, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the Fund's assets in corporate bonds, debentures or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements whereby the underlying security is issued by the United States Government or an agency thereof, or retain funds in cash or cash equivalents. There are market risks in all investments in securities, and the value of the Fund's securities, and consequently the Fund's share price, will fluctuate.

     A repurchase agreement is a contract where the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's board of directors. The Fund's Adviser monitors the creditworthiness of such parties under the directors' general supervision. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy code, the law regarding the rights of the Fund is unsettled. As a result, under these extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

       The Statement of Additional Information contains a discussion of other investment policies and a list of specific investment restrictions which govern the Fund's investment policies. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets. Accordingly, the Fund will not borrow for leverage purposes. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund cannot invest more than 5% of its assets in securities of issuers that have been in operation less than three years, and, in any event, these investments are limited to utility or pipeline companies. These and the other specific investment restrictions listed in the Statement of Additional Information can be changed only by approval by a majority of the outstanding shares as defined by the Investment Company Act of 1940.

     As a 'diversified company' the Fund must meet the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

                        MANAGEMENT OF THE FUND

     The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries.

     Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation, 410 17th Street, Suite 800, Denver, Colorado 80202-4418, a registered investment adviser. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of

       the Adviser. Mr. Brody, as President of the Fund, has primary responsibility for the selection of the Fund's investments and the day-to-day management of the Fund's portfolio. Mr. Brody has acted in this capacity with respect to the Fund since 1958. The Adviser provides investment advice and recommendations concerning the purchases and sales of the Fund's portfolio of securities, furnishes such statistical and analytical information as the Fund may reasonably require, and provides certain administrative and clerical services.

     Pursuant to its agreement with the Adviser, the Fund pays an annual advisory fee based upon a percentage of the Fund's average net assets, subject to reduction if the Fund's expenses exceed specified levels. For the year ended July 31, 1996, this fee amounted to 0.82% of the Fund's average net assets on each of the four classes. The fees for Class A, Class B and Class C are annualized. The Advisory fee paid by the Fund is higher than that paid by most other investment companies. The Fund's aggregate expenses for the same period amounted to 1.63% of the Fund's average net assets of the Class D shares, 2.06% for Class A, 2.81% for Class B and 2.97% for Class C. Class A, Class B and Class C expenses are annualized.

                              BROKERAGE

 The Fund does not have any agreement or arrangement to use any particular broker for portfolio transactions. The Fund is authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act of 1940, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund has a policy of considering sales of Fund shares in selecting brokers for portfolio transactions provided that the Fund's experience with such brokers indicates that they are capable of providing best execution. The Fund's portfolio turnover rate in fiscal year 1996 was 163.1% and its portfolio turnover rate in fiscal year 1995 was 173.0%. High portfolio turnover (over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income.

                          PURCHASE OF SHARES

     The Fund's underwriter is American Growth Fund Sponsors, Inc., (the 'Distributor'), 410 17th Street, Suite 800, Denver, Colorado 80202-4418. Robert Brody, president and a director of the Fund, is also president and a director of the Distributor.

     The Fund offers its shares continuously to the public at their net asset values next computed after receipt of the order to purchase plus any applicable sales charges as described below. Shares can be purchased through the Distributor or through broker-dealers with whom the Distributor has sales agreements. Purchase orders received and properly time-stamped by dealers and received by the Fund's Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close of the New York Stock Exchange ('NYSE') on that day. Orders received after such times will be confirmed at the public offering price determined as of the close of the NYSE on the next business day. A business day is any day the NYSE is open for trading. All purchases made by check should be in U.S. dollars and made payable to the American Growth Fund, or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted.



     The Fund issues four classes of shares, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given such investor's individual circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives while shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund, with the investment thereafter being subject to a CDSC and higher distribution fees.

     In selecting a purchase alternative, an investor should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted below, (3) whether you qualify for any reduction or waiver of any applicable sales charge; (4) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see 'Conversion Feature--Class B shares' below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class
C shares over either Class A or Class B shares, since Class A shares are subject to an initial sales charge of 5.75% and Class B shares are subject to a CDSC of 5% which declines to zero over a 7-year period.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class A or Class B shares over Class C shares since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

     If you qualify for a reduced sales charge on Class A shares but do not qualify to purchase Class D shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and

Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you qualify to purchase Class D shares, it will be more advantageous to purchase Class D shares instead of Class A shares (which, unlike Class D shares, have a .30% 12b-1 fee), and may be more advantageous for you to purchase Class D shares over either Class B or Class C shares depending on whether you are eligible for reduced sales charges and how long you intend to hold your investment.

     If you do not qualify for a reduced sales charge on Class A or Class
D shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and more than one year for Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge (plus, for Class A shares, cumulative annual distribution-related fees on Class A shares). This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.


    Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the class. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


    Commencing June 20, 1995 and ending __________, the Distributor will offer a long term sales incentive promotion in which non-cash concessions in the form of one or more all expenses paid promotional trips to resort locations will be awarded to participating broker dealers achieving certain cumulative sales levels in shares of the Fund. Participation in the incentive programs is entirely optional on the part of the broker dealer. Copies of the incentive program rules which contain more complete information about the terms and condition of the programs, including qualifying levels and specific awards, may be obtained by investment representatives by contacting the Distributor.

     INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES. Investors choosing the initial sales charge alternatives who are eligible to purchase Class D shares should purchase Class D shares rather than Class A shares because there is a Rule 12b-1 fee imposed on Class A shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                                            SALES CHARGES PAID
                                     SALES CHARGES AS %  TO DEALERS AS % OF SALES CHARGES AS %
AMOUNT INVESTED                      OF OFFERING PRICE     OFFERING PRICE   OF AMOUNT INVESTED
Less than $50,000...............................5.75%            5.00%            6.10%
$50,000 but less than $100,000..................4.50             3.75             4.71
$100,000 but less than $250,000.................3.50             2.75             3.63
$250,000 but less than $500,000.................2.50             2.00             2.56
$500,000 but less than $1,000,000...............2.00             1.60             2.04
$1,000,000 and over............................ 0.00*            0.00             0.00

* Purchases of Class A and Class D in amounts of $1,000,000 or more, which are not subject to an initial sales charge generally will be subject to a CDSC of 1% of amounts reduced within the first year of purchase.

     The above scale applies to aggregate purchases by an individual, a spouse and children under 21, a trustee or fiduciary of a single trust or fiduciary account, tax exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code, and employees' trusts, profit sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code and 403(b) Plans, except for 401(k) and 403(b) Plans in which each 401(k) and 403(b) investor is considered separately for purposes of computing sales charges. Provided, however, that the term 'any person' shall not included a group of individuals whose funds are combined directly or indirectly, for the purchase of shares of the Fund jointly or through a trustee, agent, custodian or other representative, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

     From time to time the Distributor will pay all of the sales charge to dealers. In such instances, the dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The adviser will make payments to dealers in the amount of 0.25 of 1% per year of the average daily net asset value of outstanding Class D shares acquired after April 1, 1994 through such dealers (including shares acquired through reinvestment of dividends and distributions on such shares). These payments are made by the Adviser and not by the Class D shareholders of the Fund.

     Eligible Class D Investors. Class D shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class D shares. Investors that owned Class D shares in a shareholder account, including participants in the American Growth Fund Distribution Plan, as of March 1, 1996, are entitled to purchase additional Class D shares in that account. Class D shares are also available for sale to the Fund's, the Adviser's and the Distributor's directors and officers and their spouses and family members, to certain institutional investors, including banks, corporations and accounts managed by specified types of fiduciaries, and to or for retirement plans for their employees or sold to employees of such dealers (and their spouses or for accounts for their minor children) that have sales agreements with the underwriter. Such persons must give written assurance that their purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase by the issuer. The Distributor reserves the right to ask for adequate documentation to ensure that shareholders are eligible for the above shares.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class D shares are offered at net asset value only to certain eligible Class D investors as set forth above under 'Eligible Class D Investors'.

     The sales charge may vary with the amount of investment or the number of Class A and/or Class D shares owned. The Fund makes available the following investment plans and options which may involve reduced sales charges: Right of Accumulation, Letter of Intent, and Retirement Plans. The Fund also offers and Automatic Cash Withdrawal Plan, and Automatic Monthly Investment Plan, Individual Retirement Accounts, Simplified Employee Pension, Money Purchase and Profit Sharing Pension Plans, and Teacher and Non-Profit Employee Retirement Plans. Additional charges apply for some services or plans. For more information, including fees and expenses contact the Distributor or the Fund.

     Additional information concerning these reduced sales charges, including information regarding investments by Employer Sponsored
Retirement or Savings Plans, is set forth in the Statement of Additional Information.

       Net Asset Value Purchases of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)('Processing Organizations') which have agreed with the Distributor to purchase and hold shares for their customers in a single account for which the Processing Organization is the shareholder of record. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund's minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

       Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

     Class A shares may be offered at net asset value in connection with
the          acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

     The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

     Contingent Deferred Sales Charges--Class A and Class D Shares. Class A and Class D shares which are sold in amounts of $1,000,000 at net asset value and are redeemed within one year of purchase may be subject to a 1.0% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class A or Class D CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class A or Class D CDSC will be assessed on shares derived from reinvestment of dividends or distributions.

     DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES. Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in the Fund.

       The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a seven year CDSC, while Class C shares are subject to a one year 1.0% CDSC. On the other hand, approximately seven years after Class
B shares are issued, such Class B shares, together with shares issued upon dividend and distribution reinvestment with respect to those shares, are automatically converted into Class A shares of the Fund and thereafter will be subject to lower continuing fees. See 'Conversion of Class B Shares to Class A Shares' below. Both Class B and Class C shares are subject to a service fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under 'Distribution Plans'.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. The Distributor compensates broker, dealers and other financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See 'Distribution Plans' below.

     Proceeds from the CDSC and the ongoing service and distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses related to providing distribution services to the Fund in connection with the sale of the Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately seven years after issuance, Class B shares will convert automatically into Class A shares of the Fund, which are subject to a service fee and a lower distribution fee. The proceeds from the ongoing service fee are used to compensate the Distributor or dealers for providing continuing account maintenance activities.

     Imposition of the CDSC and the distribution and service fees on Class B and Class C shares is limited by the NASD asset-based sales charge rule.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within seven years of purchase may be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the costs of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or distributions.

     The following table sets forth the rates of the Class B CDSC:

                                     CLASS B CDSC AS A PERCENTAGE OF
   YEAR SINCE                           PAYMENT MADE OR OTHER DOLLAR
PURCHASE                               AMOUNT SUBJECT TO CHARGE -
----------------------------------   -------------------------------
0-2...............................                 5.00%
3-4...............................                 4.00
  5...............................                 3.00
  6...............................                 2.00
  7...............................                 1.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over seven years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the seven-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the third year after purchase).

     If a Class B share account is set up on an Automatic Withdrawal Program, there will be no CDSC on the amounts redeemed pursuant to the Automatic Withdrawal Program as long as the total annual amount withdrawn is less than 12% per year of the previous years' value or of the initial investment, whichever is greater.

     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or distributions.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     Conversion of Class B Shares to Class A Shares. After approximately seven years (the 'Conversion Period'), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of net assets and are subject to distribution fee of 0.05%. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the 'Conversion Date') on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class
A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

                          DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for the Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each a 'Distribution Plan') with respect to the service and distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund pays the Distributor a service fee relating to the shares of the applicable class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the class in order to compensate the Distributor (who in turn may compensate broker-dealers and other financial consultants) in connection with certain services provided to shareholders of the Class.


     The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the applicable class, accrued daily and paid quarterly, at the annual rate of 0.75% for Class B and Class C shares and 0.05% for Class A shares respectively of the average daily net assets of the class. These payments are intended to compensate the Distributor for providing distribution services, and bearing certain distribution-related expenses of the Fund, including payments to broker-dealer and other financial consultants for selling shares of the respective classes of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C without the assessment of an initial sales charge and at the same time permit the distributor to compensate broker-dealers and other financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Distribution Plans.

                         REDEMPTION OF SHARES

      The Fund will redeem shares from a shareholder of record, (i) in the case of Class A and Class D shares without any charge (unless such shares are subject to the 1% CDSC on purchases of $1 million or more redeemed within 1 year of purchase), (ii) in the case of Class B and Class C shares, subject to the applicable CDSC as described above under 'Deferred Sales Charge Alternative-Class B and Class C Shares'. Payment generally will be made within seven days after receipt of his written request for redemption and a stock power with signature guaranteed by an 'eligible guarantor institution' as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (including certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations) and the deposit of any share certificates. If no certificates have been issued to the shareholder, redemption may be accomplished by submitting a written request for redemption with the shareholder's signature guaranteed if required as set forth below. Fiduciaries, corporations and other entities may also be required to furnish supporting documents. The Fund will waive the signature guarantee requirement if all of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The redemption price will be the net asset value next determined after the receipt of a request in proper form. Redemption of shares which were recently purchased may be delayed in order to permit a determination that the purchase check will be honored. Such determination may be accomplished by the passage of a reasonable period of time (approximately 15 days) or by written assurance to the Fund from the bank upon which the purchase check was drawn, which must be arranged by the shareholder requesting such redemption. An investor can avoid these potential delays by paying for shares by certified check or wire transfer. The proceeds from redemption may be more or less than the cost of the shares.

     The Fund will repurchase shares through broker-dealers with whom the Distributor has a sales agreement. The Fund will normally accept orders to repurchase shares by wire or telephone from such dealers for their customers at the net asset value (less any applicable CDSC) next computed after receipt of the order by the dealer, provided that the request for repurchase is transmitted promptly to the Distributor by the dealer. Dealers have the responsibility of submitting such repurchase requests to the Distributor promptly in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. Certain securities firms may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

     As a condition to the purchase of shares of the Fund, the purchaser agrees that the Fund may, but is not required to, involuntarily redeem after written notice the holdings of a shareholder the aggregate net asset value of which is less than $250 due to redemptions. The notice will fix a date not less than 30 days after the date on which it is mailed, and the shares will be redeemed at net asset value as of the close of business on that date, unless before then the investor purchases at least sufficient additional shares to bring aggregate net asset value of his holdings up to $250. A check for the proceeds of redemption, which may be less or more than the purchase price of the shares, will be mailed to the investor at the address of record.
     REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES. Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                          EXCHANGE PRIVILEGE

     The Distributor has arranged for shares of the portfolios of Cash Account Trust, a no-load diversified open-end money market mutual fund (the 'Money Market Fund'), to be available in exchange for shares of Class A and Class D of the Fund. Shares of the Money Market fund so acquired, plus any shares of the Money Market fund acquired through reinvestment of dividends and distributions, may be re-exchanged for Class A or Class D shares of the Fund, as applicable, without a sales charge. The Money Market Fund is separately managed from the Fund and is not affiliated with the Fund. The Underwriter receives a fee from Kemper Financial Services, the administrator of the Money Market Fund, of 0.06 of 1% per year of the average daily net asset value of shares of the Money Market Fund established under this program. For further information concerning the exchange privilege, and a copy of the prospectus of the Money Market Fund, contact the Distributor. The exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund, which is managed by an investment adviser that is not affiliated with the Fund's Adviser. Shareholders should read the prospectus of the Money Market Fund before entering into the exchange privilege.

                     DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to declare income dividends and capital gains distributions to its shareholders in December and to pay them in January of each calendar year unless the board of directors of the Fund determines that it is to the shareholders' benefit to make distributions on a different basis.

     Unless the shareholder at his option on notice to the Fund previously requests payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares, of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.

                      AUTOMATED INVESTMENT PLAN

     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges to such investor's regular bank account. Contact the Distributor for further details concerning this plan.

                                TAXES

     The Fund is qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code, as amended ('the Code'). As long as it is so qualified, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain distributed to its shareholders. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 rather than the date on which the distributions are received. In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities, and (ii) derive less than 30% of its gross income from the sales or other disposition of stock, securities or certain financial instruments held for less than three months.


     For U.S. federal income tax purposes, dividends of net ordinary income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. The Fund expects to derive a portion of its gross income (exclusive of capital gains) from dividends of other companies, and, therefore, a portion of the Fund's dividends or distributions will qualify for the 70% deduction for dividends-received for corporations. Distributions of net realized long-term capital gains, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as long-term capital gains, irrespective of the length of time the shareholder has held his Fund shares.

     A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale of such shares, which will be a long-term capital gain or loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning
30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Fund is required to backup withhold U.S. federal income tax at the rate of 31% of all taxable distributions (including redemption payments) payable to a shareholder who fails to provide the Fund with its correct taxpayer identification number and certify that such number is correct, or payable to a shareholder who has been notified by the Internal Revenue Service that it is subject to backup withholding.

    Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. State laws vary with respect to the taxation of distributions made by the Fund. Shareholders of the Fund are urged to consult their tax advisers regarding their own tax situation.

                           PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     The average annual total returns are a percentage expressed in terms of the average annual compounded rate of return of a hypothetical investment of $10,000 in the Fund over periods of 1, 5, and 10 years. The return will reflect the deduction for the sales charge imposed upon an initial investment in the Fund and the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid. If such charges were excluded from the total return figures, the total return figures would be greater than depicted.


    In addition to the standardized calculation of annual total return, the Fund may use other methods of calculating its performance. These calculations may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to 1, 5, and 10 years up to the life of the Fund and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $10,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account and may include deduction for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

     Performance information for the Fund may be compared in reports and promotional literature to: (i) Standard & Poor's 500 Index (the S & P 500), Dow Jones Industrial Average or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds monitored by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets or monitored by other services, companies, publications, or persons who rank mutual funds on an overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the effect of inflation on the return of an investment. There are no administrative and management costs, expenses or sales commissions associated with unmanaged indices, and therefore, such expenses are not reflected in the return; however, the return does reflect reinvestment of dividends.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. All performance information is based on historical results and may not be indicative of future results. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. The Statement of Additional Information further describes the methods used to calculate annual total return.

     Set forth below is a discussion of the specific factors, including relevant market conditions and the investment strategies and techniques pursued by the Adviser, that materially affected the Fund's performance during the fiscal year ended July 31, 1996. The discussion was provided by the Adviser.

     During this year the Fund's two major industries, Petroleum and Commercial Bank have increase 12.5% and 11.5%, respectively. While the Standard & Poors broader index has increase 13.9%. The airline industry gave the Fund an overall returns of 39.5% to the Shareholders but only increased 6.5% for the twelve months. Some other stocks in the portfolio decreased in value during this period of time. These are the major reasons for the Fund's performance in the last twelve months.

     Set forth below is a graph comparing the Fund's performance (Class D shares) as of the end of the ten most recently completed fiscal years, to the performance of the S&P 500 and the Consumer Price Index for the same periods.

     Comparison of Change in Value of $10,000 Investment in the Fund for Class D shares, the S&P 500 and the Consumer Price Index. Cumulative total return at maximum offering price for the period March 1, 1996 (inception of offering) to July 31, 1996 is (9.5%), (9.5%) and (5.3%) for Class A, Class B and Class C, respectively.


        Consumer Price Index  American Growth Fund Class D   S & P 500
07/86      10,000                   9,423                    10,000
07/87      10,393                  11,599                    13,919
07/88      10,822                   9,927                    12,281
07/89      11,366                  11,613                    16,201
07/90      11,914                  12,274                    17,255
07/91      12,272                  13,449                    19,455
07/92      12,665                  15,272                    21,944
07/93      13,019                  18,357                    23,860
07/94      13,345                  20,386                    25,091
07/95      13,692                  23,481                    31,642
07/96      14,089                  24,614                    36,027

        Consumer Price Index  American Growth Fund Class A   S & P 500
03/96      10,000                   9,425                    10,000
07/96      10,080                   9,048                     9,932

        Consumer Price Index  American Growth Fund Class B   S & P 500
03/96      10,000                  10,000                    10,000
07/96      10,080                   9,077                     9,932

        Consumer Price Index  American Growth Fund Class C   S & P 500
03/96      10,000                  10,000                    10,000
07/96      10,080                   9,470                     9,932

                      CHART [Camera Ready Copy to Follow]


         CALCULATION OF NET ASSET VALUE; GENERAL INFORMATION
     Net asset value is determined as of the close of business on the NYSE each day the NYSE is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. The NYSE is closed on most customary national business holidays.


     The following table sets forth the Fund's average annualized total return at maximum offering price for the one, five, ten and fifteen year periods ended July 31, 1996 for the Fund's Class D shares. Returns for the Fund's Class A, Class B and Class C shares are from March 1, 1996
(inception of offering) to July 31, 1996:


                   Class D
RELEVANT   AVERAGE ANNUALIZED  Class A, Class B & Class C
 PERIOD       TOTAL RETURN     Total Return (five months)
---------   ------------------  --------------------------
 1 year         (1.1)%           Class A        (9.5)%
 5 year          8.2%            Class B        (9.5)%
10 year         11.6%            Class C        (5.3)%
15 year          9.4%


      Past performance is not predictive of future performance. See 'Performance Information' in the Statement of Additional Information for a discussion of the method of calculating total return and for a description of the S & P 500 and the Consumer Price Index.

     In determining net asset value, securities traded on the NYSE or other stock exchange approved for this purpose by the board of directors will be calculated on the basis of the closing sale thereof on such stock exchange, or if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or are not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

     The per share net asset value of Class D shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and service and higher transfer agency fees applicable with respect to Class A, Class B and Class C shares. Moreover, the per share net asset value of Class A shares generally will be higher than the per share net asset value of Class

B and Class C shares, reflecting the daily expense accruals of the account maintenance, distribution and service, and higher transfer agency fees applicable with respect to Class B and Class C shares. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class A, Class B and Class C shares bear certain expenses related to the shareholder servicing, bear certain expenses related to the distribution of such shares, and the Class B shares convert to Class A shares approximate seven years after purchase. Each class has exclusive voting rights with respect to matters relating to shareholder servicing and distribution expenditures, as applicable, except that Class
B shares are entitled to vote on certain matters relating to the Class A Distribution Plan. See 'Purchase of Shares'. The Directors of the Fund may classify and reclassify shares of the Fund into additional classes of shares at a future date.

     The Articles of Incorporation of the Fund do not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by majority of the Directors.

                               ADVISER
                     Investment Research Corporation
              Administrative Offices & Mailing Address:
                      410 17th Street, Suite 800
                           Denver, CO 80202


                             DISTRIBUTOR

                 American Growth Fund Sponsors, Inc.
               Administrative Offices & Mailing Address:
                      410 17th Street, Suite 800
                           Denver, CO 80202


                            TRANSFER AGENT

                 Boston Financial Data Services, Inc.
                         Administrative Offices:
                          Two Heritage Drive
                  North Quincy, Massachusetts 02172


                         INDEPENDENT AUDITORS

                        KPMG Peat Marwick LLP
                     707 17th Street, Suite 2300
                        Denver, Colorado 80202


                              CUSTODIAN

                 State Street Bank and Trust Company
                          One Heritage Drive
                  North Quincy, Massachusetts 02171

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS
             PAGE                                     ---- Fee Table
                        . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . .2 Financial Highlights . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .3 Investment Objectives and Policies . . . . . . . . . . . . .
 . . . . . . . .4 Management of the Fund . . . . . . . . . . . . . . . . .
 . . .. . . . . . .6 Brokerage. . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .6
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . .7  Initial Sales Charge
Alternatives--Class A and Class D Shares. . . . . . . . . . . . . . . .9
 Deferred Sales Charge
Alternatives--Class B and Class C Shares. . . . . . . . . . . . . . . 12
Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . 15 Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . .
 . . . 16   Reinstatement Privilege--Class A and Class D Shares.. . . . .
 . . . . . . 17 Exchange Privilege . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . 17 Dividends and Distributions. . . . . . . . . . . . . .
 . . . . . . . . . . 18
Automated Investment Plan. . . . . . . . . . . . . . . . . . . . . . . .
 . 18
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . 20
Calculation of Net Asset Value; General Information. . . . . . . . . . .
 . 21


PROSPECTUS

December 1, 1996





DISTRIBUTOR
AMERICAN GROWTH FUND
SPONSORS, INC.
410 SEVENTEENTH STREET, SUITE
800
DENVER, CO 80202-4418
(800) 525-2406

                         AMERICAN GROWTH FUND, INC.

             410 17th Street, Suite 800, Denver, Colorado 80202
                                303-623-6137
                                                            STATEMENT OF
ADDITIONAL INFORMATION

                                December 1, 1996

     This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of American Growth Fund, Inc. (the "Fund") dated December 1, 1996. A copy of the Prospectus may be obtained by writing American Growth Fund Sponsors, Inc. (the "Distributor"), 410 17th Street, Suite 800, Denver, Colorado 80202-4418.

                     AMERICAN GROWTH FUND SPONSORS, INC.
          410 17th Street, Suite 800, Denver, Colorado, 80202-4418
                                303-623-6137
                                800-525-2406

                              TABLE OF CONTENTS
                             . . . . . . . . . . . . . . . . . . . . . .
 .
ADDITIONAL INVESTMENT
INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .B-2
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . .B-4
INVESTMENT ADVISORY AGREEMENT. . . . . . . . . . . . . . . . . . . . .B-6
DISTRIBUTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . .B-7
AUTOMATIC CASH WITHDRAWAL PLAN . . . . . . . . . . . . . . . . . . . .B-10
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . .B-11
DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .B-12
CUSTODIAN AND INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . .B-12
BROKERAGE                              . . . . . . . . . . . . . . . .B-13
CALCULATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .B-14
DIVIDENDS, DISTRIBUTIONS AND
TAXES . . . . . . . . . . . . . . . . . . . . . . . ................. B-14
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . .. B-17
REPORT OF INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . .. B-22
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .. B-23


                  ADDITIONAL INVESTMENT INFORMATION

  The following information supplements the information in the Fund's Prospectus under the heading "Objectives and Investment Policy."

  The Fund is subject to certain restrictions on its investment policies, including the following:

    1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

    2. Not more than 5% of the value of the assets of the Fund may be invested in securities of any one issuer other than securities issued by the United States government.

    3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

    4. The Fund cannot act as an underwriter of securities of other issuers.

    5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

    6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

    7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation.

    8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

    9. The Fund cannot invest in companies for the purpose of exercising management or control.

    10. The Fund cannot deal in real estate, commodities or commodity contracts.

    11. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

    12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

    The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (I) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

    When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.
                        MANAGEMENT OF THE FUND

  The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries. The following information about the directors, officers and advisors of the Fund includes their principal occupations for the past five years:
                                       . . . . . . . .   . . . . . . . .
 .

                               POSITION(S) HELD       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          WITH FUND              DURING PAST 5 YEARS
----------------------         ----------------       ---------------------
Robert Brody* (70)             President,Director     See below for
                                                         affiliations
410 17th St., Suite 800
                                                      with Adviser and
Denver, Colorado
                                                       Distributor

Michael J. Baum, Jr. (78)      Director               Investor in
securities                                                        and
1321 Bannock St.                                      real estate; engaged
in                                                         mortgage
Denver, Colorado                                       financing; president
                                                       of Baum Securities,
M                                                         & N Investment
Company                                                         and First
Ave. Corp.                                                         all of
which are real                                                                  estate investment
companies.
Eddie R. Bush (55)             Director
                                                       Certified Public
                                                          Accountant
1400 W. 122nd Ave.
Suite 220
Westminster, Colorado

Don S. Strauss (71)            Director               Retired President of
                                                       Majestic
756 S. Glencoe St.                                    Industries, Inc., a
                                                        manufacturer
Denver, Colorado                                      of janitorial
supplies

Harold Rosen (68)              Director               Owner of Bi-Rite
                                                         Furniture
#1 Middle Road                                        Stores.
Englewood, CO

Timothy E. Taggart (42)        Treasurer              Principal financial
and
410 17th St., Suite 800                               accounting officer.
                                                        Employee
Denver, Colorado                                      of Adviser since
1983.                                                        See below for
                                                      affiliation with
                                                         Distributor.

D. Leann Baird (47)            Secretary              Employee of Adviser
                                                        since 1977.
410 17th St., Suite 800                               See below for
                                                         affiliations with
Denver, CO                                            Adviser and
Distributor





                               POSITION(S) HELD    PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          WITH FUND              DURING PAST 5 YEARS
----------------------         ----------------       ---------------------
William D. Farr (85)           Advisory Board Member  President and
Director                                                        of Farr
P.O. Box 878                                          Farms Company,
Chairman                                                        of the
Greeley, Colorado                                     Board of Northern
                                                         Colorado Water
                                                            Conservancy,
Past                                                            President
of the                                                             National
Cattlemen's
Association, Board
   Member of Greeley Water
        Board
Frank J. Johns (92)            Advisory Board Member  Retired President of
                                                       Denver Dry
111 Emerson Street                                    Goods
Company Denver, Colorado

  *Robert Brody is an "interested person" of the Fund as defined by the Investment Company Act of 1940.

    Robert Brody is the sole shareholder, president and a director of the Adviser. He is also president and a director of the Distributor. Timothy
E. Taggart is a director and secretary of the Distributor and director of the Adviser. D. Leann Baird is secretary and director of the Adviser.

    All officers, directors and members of the Fund's advisory board in the aggregate (a total of 9) received total compensation of $7,300, from the Fund in fiscal year 1996. Directors of the Fund except Mr. Brody were compensated at the rate of $400 per meeting attended, ($400 effective September 1, 1995), Advisory Board members were compensated at the rate of $200 per meeting attended.

    Out-of-town directors are also reimbursed for their travel expenses to meetings.

    During the Fund's most recently completed fiscal year, Messrs. Baum, Bush, Strauss and Rosen, the only directors other than Mr. Brody serving during that year, were each paid the following compensation by the Fund:

                             . . . . . . . .
       Aggregate
Compensation Paid by the Fund
Name of Director                 During the Fiscal Year
Ended July 31, 1996. ----------------
-------------------------------------------

Michael J. Baum, Jr.             $1,900


Eddie R. Bush                    $1,900


Don S. Strauss                   $1,900

Harold Rosen                     $  800

    In addition, for the fiscal year ended July 31, 1996, Messrs. Farr and Johns as advisory board members each received fees of $800 from the Fund.

  None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

    As of September 12, 1996, no person owned more than 5% of the Fund and all officers and directors as a group (a total of 7) owned directly 251,108 of its shares or 2.0% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 273,535 shares or 2.2% of all shares outstanding.


    As of September 12, 1996, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $2,773,792 representing approximately 2.4% of the total net asset value of the Fund.

                    INVESTMENT ADVISORY AGREEMENT

    Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation (the "Adviser"), 410 17th Street, Denver, Colorado 80202. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser.

    Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund's average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund (subject to the limitations described below) are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

    The advisory agreement requires the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund's securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund's financial statements. Currently the Fund's securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico. Fund management believes that the current limitation on expenses payable by the Fund which would result from application of the most restrictive state laws is an amount equal to two and one-half percent of the first $30 million of the Fund's average net assets, two percent of the next $70 million and one and one-half percent of the remaining average net assets. State laws governing the limitation on expenses may change from time to time, and management of the Fund will comply with the most restrictive state law.

    Total advisory fees paid by the Fund to the Adviser in fiscal years 1994, 1995 and 1996 were $579,209 in 1994, $627,684 in 1995, and $866,681 in 1996, resulting in management fees of 0.86%, 0.83% and 0.82% of average net assets. In fiscal years 1994, 1995 and 1996 there were no expense reimbursements made in connection with the most restrictive state limitations.

    The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days' notice and automatically terminates in the event of assignment.

                        DISTRIBUTION OF SHARES

    The Fund's distributor is American Growth Fund Sponsors, Inc., 410 17th Street, Suite 800, Denver, Colorado 80202-4418, which continuously sells the Fund's shares to dealers and directly to investors. The offering of the Fund's shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order for any reason.

    The Fund offers four classes of shares, par value $.01 per share. The shares are fully paid and non-assessable when issued. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of ongoing service fees and distribution fees, Class B and Class C may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements, and Class B shares have a conversion feature. The fees that are imposed on Class A, Class B and Class C shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that Rule 12b-1 fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which Rule 12b-1 fees are paid, except that because Class B shares convert automatically to Class A shares approximately seven years after issuance, the Rule 12b-1 distribution plan for Class A shares is also subject to the right of Class B shareholders to vote with respect to it.

    The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

  Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with the Distributer. The Prospectus contains information concerning how the public offering price of the Fund's shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class A and Class D shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

    Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 1994, 1995 and 1996 were $264,975, $953,868 and $1,214,039, respectively. The gross sales charges for the sale of Class A shares for the period ended July 31, 1996 was $225,124. For the fiscal years ended July 31, 1994, 1995 and 1996, for the sale of Class D shares the Distributor retained $112,733, $267,974, and $245,360 respectively, as its portion of commissions paid by purchasers of the Fund's shares after allowing as concessions to other dealers $152,242, $685,894, and $968,679, respectively. For the period ended July 31, 1996, for the sale of Class A shares the Distributor retained $194,833 as its portion of commissions paid by purchases of the Fund's shares after allowing as concession to other dealers $30,291. During the same periods no commissions were paid to the Distributor on sales and purchases of portfolio securities.


    The following sample calculation of the public offering price of one Class A and Class D share of the Fund is based on the net asset value of one Class A and Class D share as of July 31, 1996 and a transaction with an applicable sales charge at the maximum rate of 5.75%.


                        . . . . . . . .            .   . . . .   . . . .<S  . .
 Net asset value per share                          Class D   Class A  Class B  Class C
 (Total net assets/Total shares outstanding)        $ 8.85    $ 8.84   $ 8.80   $ 8.81
 Add selling commissions (5.75% of offering price)    0.54      0.54     0.00     0.00
                                                    ------    ------    ------   ------
 Maximum offering price per share                   $ 9.39    $ 9.38    $ 8.80   $ 8.81
                                                       ======    ======    ======   ======

  Investment Plans. Investors have flexibility in the purchase of shares under the Fund's investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

   An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year's capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

  The Internal Revenue Code of 1986 contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

  Investor's Right of Accumulation. For Class A and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of "any person" in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

   The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investor's holdings through a check of the Fund's records.

  Letter of Intent. For Class A and Class D shareholders any person (as defined under "Calculation of Net Asset Value") may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the reduced sales charge applicable to the intended dollar amount noted on the application. Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

  Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder's securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

  Deferred Sales Charges. As discussed in the Prospectus while Class B shares redeemed within seven years of purchase, Class C shares redeemed within one year or purchase, and certain purchases of Class A and Class D shares at net asset value and redeemed within one year of purchase, are each subject to a CDSC under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The CDSC charge is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.


  For the fiscal year ended July 31, 1996, the Distributor received CDSCs of $264,975, with respect to redemptions of Class B shares, all of which was paid to the Distributor. For the fiscal year ended July 31, 1996 the Distributor received no CDSCs with respect to redemptions of Class C shares all of which was paid to the Distributor.

  Additional Information - Sales of Fund Shares.

Commencing June 30, 1995 and ending ___________, the Distributor will offer a long-term sales incentive promotion in which non-cash concessions in the form of one or more all expenses paid promotional trips to resort locations will be awarded to participating broker-dealers achieving certain specified cumulative sales levels in shares of the fund. Participation in the incentive programs is entirely optional on the part of broker-dealers. Copies of the incentive program rules which contain more complete information about the terms and conditions of the programs, including qualifying levels and specific awards, may be obtained by investment representatives by contacting the Distributor.

    From time to time, the Distributor sponsors seminars for special interest groups in which matters of general interest to investors are discussed. As an inducement to attend such seminars, attendees may receive modest cash amounts (for example, $25, the opportunity to participate in a raffle, or both), but there is no obligation to make any investment in the Fund with any such amount given by the Distributor.

  In addition to the dealer discount, the Distributor may pay incentive compensation to qualifying dealers for their salesmen who sell a specified amount of Fund shares. Such compensation may take the form of payment of travel expenses, meals, and lodging for trips in or outside the United States; however, in no event does such additional compensation when aggregated with the dealer discount exceed the maximum sales charge. Dealers who receive bonuses or other incentives could be deemed "underwriters' under the Securities Act of 1933.

                    AUTOMATIC CASH WITHDRAWAL PLAN

  The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

  Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan.

  Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

  Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

                           RETIREMENT PLANS

  The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund's retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code of 1986 (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor.


  INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account ("IRA") under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free "roll-over" transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

  The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund's retirement plan custodian.

  SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans ("SEPs") on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans ("SARSEPs") on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employee's own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

  TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in
Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

  PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

                          DISTRIBUTION PLANS    Reference is made to
"Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent thereunder without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


   For the fiscal year ended July 31, 1996, the Fund paid the Distributor $1,997 (based on average net assets relating to the Class A shares of approximately $3,837,948) pursuant to the Class A Distribution Plan, $30,291 of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $164,542 was retained by the Distributor. For the fiscal year ended July 31, 1996, the Fund paid the Distributor $7,040 (based on average net assets relating to the Class B shares of approximately $3,416,453) pursuant to the Class B Distribution Plan, all of which was paid to other Broker Dealers for providing account maintenance and distribution-related services in connection with the Class B shares. For the fiscal year ended July 31, 1996, the Fund paid the Distributor $324 (based on average net assets relating to the Class C shares of approximately $367,296) pursuant to the class C Distribution Plan, All of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class C shares.
At July 31, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately 3,416,453. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $8,541. At July 31, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $918. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $324.

                CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  All securities and cash of the Fund are held by its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210. KPMG Peat Marwick LLP, Certified Public Accountants, 707 17th Street, Suite 2300 Denver, Colorado 80202, provides auditing and tax services to the Fund.

                              BROKERAGE

  Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund's securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund's primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

  Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund's investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

  Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund's Adviser.

  The Fund may use "affiliated" brokers, as that term is defined in the Investment Company Act, , it in the Advisor's best judgement based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Advisor need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.


  The Fund paid total brokerage commissions of $352,272 in fiscal year 1994, $409,352 in fiscal year 1995, and $462,481 in fiscal year 1996. The
Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. None of these commissions was paid to any person affiliated with the Fund.


  While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management's judgement economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turn over of the Fund for the fiscal years ended July 31, 1994, 1995 and 1996 was 87.2%, 173.0%, and 163.1%, respectively. The turnover rate was greater in fiscal year 1995 than in 1994 because the Adviser moved the portfolio from cash or cash equivalents into equities to take advantage of the rising equity market.

                    CALCULATION OF NET ASSET VALUE

  The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

  The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund's net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

  The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the service, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

  As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

  The per share dividends and distributions on Class A, Class B and Class C shares will be lower than the per share dividends and distributions on Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of the lower account maintenance fees applicable with respect to the Class A shares and a lower distribution fee. See "Calculation of Net Asset Value".

  Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (I) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

  Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

  Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. A portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received by corporations because the Fund's income will consist, in part, of dividends paid by U.S. corporations. Distributions of net capital gains (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.


  Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

  Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

  The Fund may be required to backup withhold U.S. federal income tax at the rate of 31% of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

  U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholders, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.
               PERFORMANCE DATA
  See the discussion of performance information in the Fund's prospectus under the heading, "Performance Information."

  The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

  For the periods ended July 31, 1996, the average annual total returns for the Class D shares of the Fund were (1.1)% for 1 year, 11.6% for 5 years, 9.4% for 10 years and 10.6% for 15 years. For the period March 1, 1996 (inception of offering) to July 31, 1996 the total return for the Fund's Class A, Class B and Class C shares was (10.5)%, (4.5)% and (4.3)% respectively.

  In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

  The performance figures described above may also be used to compare the performance of the Fund's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

  The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 index represents about 80% of the market value of all issues traded on the NYSE.

  The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

  The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

  The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

  The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 1996. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Fund's currently effective prospectus. Class A, Class B and Class C shares are subject to additional distribution charges as outlines in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.


                                  CUMULATIVE                            ACCEPTED
      COST OF                                   AS                                           SHARES
     ACQUIRED     CAPITAL     PURCHASED           TOTAL OF     DIVIDENDS     BOUGHT                     WITH
    GAINS       THROUGH                      INITIAL       FROM         WITH      TOTAL COST    INITIAL
DIS- RE-INVESTMENT           AND ANNUAL  INVESTMENT   INVESTMENT    INCLUDING  AND ANNUAL   BUTIONS     OF INCOME
PERIOD     INVEST-      INCOME     OF INCOME    REINVESTED     INVEST-     (CUM-        (CUM-      ENDED ENDED
      MENTS    REINVESTED    DIVIDENDS    DIVIDENDS      MENTS    ULATIVE)     ULATIVE)     VALUE
07/31/59   $ 2,000      $   25        $  25      $ 2,025    $  2,129  $       0    $    27     $   2,156
07/31/60     3,000          41           66        3,066       2,894         11         65         2,970
07/31/61     4,000          85          151        4,151       4,611         80        181         4,872
07/31/62     5,000          97          248        5,248       4,917         91        241         5,249
07/31/63     6,000         123          371        6,371       6,817        275        426         7,518
07/31/64     7,000         125          496        7,496       9,427        464        672        10,563
07/31/65     8,000         147          643        8,643       9,790      1,152        778        11,720
07/31/66     9,000         202          845        9,845      10,740      2,213        977        13,930
07/31/67    10,000         373        1,218       11,218      11,943      3,866      1,421        17,230
07/31/68    11,000         353        1,571       12,571      14,033      4,243      1,934        20,210
07/31/69    12,000         408        1,979       13,979      12,320      5,717      1,910        19,947
07/31/70    13,000         410        2,389       15,659      10,520      5,207      1,822        17,549
07/31/71    14,000         588        2,977       16,977      14,385      6,664      2,970        24,019
07/31/72    15,000         682        3,659       18,659      16,069      7,018      3,841        26,928
07/31/73    16,000         508        4,167       20,167      16,299      7,259      4,162        27,720
07/31/74    17,000         782        4,949       21,949      14,041      6,307      4,034        24,382
07/31/75    18,000       1,405        6,354       24,354      13,704      9,330      5,110        28,144
07/31/76    19,000       1,171        7,525       26,525      16,777     10,796      7,227        34,800
07/31/77    20,000       1,074        8,599       28,599      19,582     12,008      9,204        40,794
07/31/78    21,000       1,017        9,616       30,616      23,726     13,984     11,894        49,604
07/31/79    22,000       2,055       11,671       33,671      27,109     15,429     15,437        57,975
07/31/80    23,000       2,931       14,602       37,602      37,937     22,535     24,562        85,034
07/31/81    24,000       3,766       18,368       42,368      30,526     41,349     22,502        94,377
07/31/82    25,000       4,235       22,603       47,603      27,829     39,477     23,846        91,152
07/31/83    26,000       6,769       29,372       55,372      40,090     55,535     42,431       138,056
07/31/84    27,000       5,657       35,029       62,029      35,136     58,360     41,506       135,002
07/31/85    28,000       4,637       39,666       66,666      37,927     73,322     48,927       160,176
07/31/86    29,000       7,330       46,996       75,996      41,252     77,925     60,054       179,231
07/31/87    30,000       5,993       52,989       82,989      44,358    107,124     70,083       221,565
07/31/88    31,000       3,685       56,674       87,674      31,884    105,874     52,808       190,566
07/31/89    32,000       9,656       66,330       98,330      36,390    117,707     69,793       223,890
07/31/90    33,000       9,004       75,334      108,334      37,969    119,759     79,838       237,566
07/31/91    34,000       8,138       83,472      117,472      41,072    126,543     93,645       261,260
07/31/92    35,000       1,955       85,427      120,397      44,484    151,776    101,369       297,629
07/31/93    36,000       2,801       88,288      124,228      50,094    193,448    115,156       358,698

07/31/94    37,000       1,910       90,138      127,138      50,782    232,061    116,467       399,310
07/31/95    38,000       5,130       95,268      133,268      48,526    297,125    115,242       460,893
07/31/96    39,000       6,321      101,589      140,589      50,035    311,128    122,923       484,086

  The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

                                   WITH-                                    DRAWN
           VALUE            ACCEPTED                WITHDRAWN            FROM                           CUM-
          OF                  AS                     FROM       PRINCIPAL          ANNUAL        ULATIVE
 REMAIN-             CAPITAL               INVESTMENT             AND           TOTAL          TOTAL
 ING               GAINS PERIOD            INCOME         CAPITAL           WITH-          WITH-       ORIGINAL
           DISTRI-          TOTAL ENDED          DIVIDENDS           GAINS           DRAWN          DRAWN
   SHARES             BUTIONS          VALUE

07/31/59     $       244     $       556       $     800      $     800     $   11,453         $         0
$  11,453
07/31/60             212             588             800          1,600         10,025                  57
    10,082
07/31/61             283             517             800          2,400         12,213                 294
    12,507
07/31/62             243             557             800          3,200         10,085                 311
    10,396
07/31/63             237             563             800          4,000         11,477                 700
    12,177
07/31/64             199             601             800          4,800         13,666               1,070
    14,737
07/31/65             201             599             800          5,600         12,252               2,004
    14,256
07/31/66             241             559             800          6,400         11,739               3,292
    15,031
07/31/67             393             407             800          7,200         11,592               5,090
    16,682
07/31/68             336             464             800          8,000         12,250               5,588
    17,838
07/31/69             355             445             800          8,800          9,546               6,535
    16,081
07/31/70             325             475             800          9,600          6,970               5,695
    12,665
07/31/71             417             383             800         10,400          8,524               7,289
    15,813
07/31/72             441             359             800         11,200          8,625               7,675
    16,300
07/31/73             300             500             800         12,000          7,753               7,673
    15,426
07/31/74             427             373             800         12,800          5,906               6,432
    12,338
07/31/75             696             104             800         13,600          5,210               7,662
    12,872
07/31/76             526             274             800         14,400          5,753               8,866
    14,619
07/31/77             443             357             800         15,200          6,034               9,861
    15,895
07/31/78             391             409             800         16,000          6,585              11,484
    18,069
07/31/79             740              60             800         16,800          7,207              12,671
    19,878
07/31/80             800               0             800         17,600         10,117              17,800
    27,917
07/31/81             800               0             800         18,400          8,175              21,670
    29,845
07/31/82             800               0             800         19,200          7,691              20,050
    27,741
07/31/83             800               0             800         20,000         12,625              28,206
    40,831
07/31/84             800               0             800         20,800         11,585              27,303
    38,888
07/31/85             800               0             800         21,600         12,811              32,159
    44,970
07/31/86             800               0             800         22,400         15,019              34,178
    49,197
07/31/87             800               0             800         23,200         16,776              42,864
    59,640
07/31/88             800               0             800         24,000         12,006              38,243
    50,249
07/31/89             800               0             800         24,800         15,375              42,517
    57,892
07/31/90             800               0             800         25,600         17,109              43,258
    60,367
07/31/91             800               0             800         26,400         19,569              45,709
    65,278
07/31/92             486             314             800         27,200         20,438              52,839
    73,277
07/31/93             687             113             800         28,000         22,514              64,695
    87,209
07/31/94             463             337             800         28,800         22,086              73,961
    96,046
07/31/95             800               0             800         29,600         21,316              88,412
   109,278
07/31/96             800               0             800         30,400         22,293              91,941
   114,235

TOTAL           $ 20,486         $ 9,914        $ 29,600

       Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

Independent Auditors' Report





To The Board of Directors and Shareholders of American Growth Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of American Growth Fund, Inc. as of July 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1995 and the financial highlights for the four years then ended were audited by other auditors whose report dated August 18, 1995 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.





Denver, Colorado
KPMG Peat
Marwick LLP
August 30, 1996

                     STATEMENT OF INVESTMENTS
  How American Growth Fund Has Its Shareowners' Money Invested
                          July 31, 1996

                                                                     Market
Description of Security                                  Shares      Value
                          COMMON STOCKS
                    Petroleum Industry  14.1%
   . . . . . . . . . . . . . . . . . . . . .     .
Texaco Inc.. . . . . . . . . . . . . . . . . . . . . . . 70,000   $
5,950,000
(A major integrated international oil company.)
British Petroleum Company P.L.C. . . . . . . . . . . . .     45,000
4,944,375
(One of the largest integrated oil enterprises in the world.)
Repsol S.A.. . . . . . . . . . . . . . . . . . . . . . .     66,000
2,202,750
(Explores/produces oil/gas in Spain, N. Sea, Africa, Latin America,
Indonesia and the Middle East.)
Ultramar Corporation . . . . . . . . . . . . . . . . . .     80,000
2,110,000
(Leading independent refiner/marketer of petroleum products in California and Eastern Canada.)

15,207,125

                 Commercial Bank Industry  11.7%

PNC Bank Corp. . . . . . . . . . . . . . . . . . . . . .    145,000
4,223,125    (The nation's thirteenth largest bank holding company.)
City National Corp.. . . . . . . . . . . . . . . . . . .    200,000
3,100,000   (Owns City National Bank, sixth largest bank in California.)
SouthTrust Corp. . . . . . . . . . . . . . . . . . . . .     90,000
2,503,125
(The 33rd largest bank in the U.S.)
First Union Corp.. . . . . . . . . . . . . . . . . . . .     28,800  1,828,800
(The nation's sixth largest bank holding company.)
Boatmen's Bancshares, Inc. . . . . . . . . . . . . . . .     25,000
1,000,000
(Largest bank holding company based in Missouri.)


 12,655,050
                      Thrift Industry 8.7%
Golden West Financial Corp.. . . . . . . . . . . . . . .     60,000
3,330,000
(Holding company for World S&L, third-largest thrift.)
Standard Federal Bancorp . . . . . . . . . . . . . . . .     80,000
3,120,000
(Holding company for Standard Federal Bank, 7th largest thrift in the U.S.)
Washington Mutual, Inc.. . . . . . . . . . . . . . . . .     80,000
2,905,000
(Largest thrift in Washington and the fourth largest banking company in the nation.)

9,355,000


                                                                     Market
Description of Security                                  Shares      Value
   . . . . . . . . . . . . . . . . . . . . . . . . . . .
                Aerospace/Defense Industry  5.1%
Boeing Company (The) . . . . . . . . . . . . . . . . . . 62,000  $
5,487,000
(The leading manufacturer of commercial jet aircraft.)

                     Insurance Industry  3.5%
American International Group, Inc. . . . . . . . . . . . 28,125
2,647,266     (Ranked fourth in the U.S. based on premiums written in domestic property & casualty insurance.)
Equitable Companies Inc. (The) . . . . . . . . . . . . . 50,000
1,150,000
(Parent holding company of The Equitable Life Assurance Society of the
U.S.)


3,797,266
                      Chemical Industry 3.5%
Union Carbide Corp.. . . . . . . . . . . . . . . . . . .90,000
3,780,000     (Producer of ethylene glycol, polyethylene, ethylene oxide, solvents, coatings, specialty chemicals, surfactants.)

                    Retail Store Industry 2.1%
Woolworth Corp.. . . . . . . . . . . . . . . . . . .   120,000
2,310,000
(One of the largest U.S.-based retail store chains.)

                 Financial Services Industry 1.2%
Travelers Group Inc. . . . . . . . . . . . . . . . . . .30,000
1,267,500
(A diversified financial services company.)

                 Building Materials Industry 1.0%
Ameron International Inc.. . . . . . . . . . . . . . . .30,000
1,050,000
(Multinational manufacturer of protective coatings for petroleum, marine and industrial markets.)

                      Apparel Industry 1.0%
Jones Apparel Group Inc.*. . . . . . . . . . . . . . . .20,000
1,030,000
(Designs/markets a broad range of women's sportswear, suits and dresses.)


                                                                     Market
Description of Security                                  Shares      Value
   . . . . . . . . . . . . . . . . . . . . . . . . . . .

                         Machinery Industry  0.7%
Deere & Company. . . . . . . . . . . . . . . . . . . . . 20,000  $
715,000    (Largest manufacturer of farm equipment in the world.)


Total Common Stocks (cost $47,213,124) . . . . . . . . .  52.6%
56,653,941

                      SHORT-TERM INVESTMENT

U.S. Treasury Bill, 5.125% due 10/24/96, principal amount $25,000,000
(amortized cost $24,701,042)  . . . . . . . . . . . . .              22.9%
     24,696,500


Total Investment Securities, at Value (cost $71,914,166) .75.5%
81,350,441


Cash and Receivables, Less Liabilities . . . . . . . . .  24.5%
26,401,661


Net Assets . . . . . . . . . . . . . . . . . . . . . . . 100.0%
$107,752,102








Financial Statements

                    AMERICAN GROWTH FUND, INC.
        STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 1996 ASSETS:
   . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments at value (cost $71,914,166)-see accompanying statement.  $  81,350,441
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .                8,382,693
Receivables:
Investments sold . . . . . . . . .                                      17,438,447
Shares of beneficial interest sold . . . . . . . . . .                     535,327
Dividends. . . . . . . .                                                   100,220
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,281
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . .       107,816,409

LIABILITIES:
 Shares of beneficial interest purchased . . . . . . . . . . . .                   64,307
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .                   64,307

NET ASSETS . . . . . . . . . . . . . . . . .. . . . . . . . . .     $        107,752,102


COMPOSITION OF NET ASSETS:
 Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .     $         93,087,660
 Undistributed net investment income . . . . . . . . . . . . . .                   86,817
 Accumulated net realized gain from investment transactions. . . . . . . .      5,141,350
 Net unrealized appreciation of investments. . . . . . . . . . .                9,436,275
 Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . .     $        107,752,102

NET ASSET VALUE PER SHARE:
 Class A Shares:*
Net asset value and redemption price per share (based on net assets of $3,837,948 and 433,973 shares of beneficial interest outstanding) . . . .
$      8.84
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price.). . . . . . . . . . . . . . . . . . . . . . . .        $
9.38
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,416,453 and 388,056 shares of beneficial interest outstanding)
$   8.80
 Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $367,296 and 41,705 shares of beneficial interest outstanding). . $
8.81
 Class D Shares:*
Net asset value and redemption price and offering price per share (based on net assets of $100,130,405 and 11,314,711 shares of beneficial interest outstanding)$
8.85

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 $    9.39
/TABLE

Financial Statements


                  AMERICAN  GROWTH  FUND,  INC.
     STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 1996
   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


INVESTMENT INCOME:
Dividends. . . .                            . . . .      $              1,664,695
        Interest . . .                                           . .              256,036
 Total income. . . . . . . . . . . . . . . . . . . . . ..               1,920,731

EXPENSES:
Investment
advisory fees (Note 5). . . . . . . . . . .                  866,681
        Administration
expenses (Note 5) . . . . . . . . . . .                  415,479
        Transfer agent,
shareholder servicing and data
processing fees
(Note 4). . . . . . .                  179,849
Custodian fees (Note 4). . . . . .                        91,622
Professional fees. . . . . . . . .                        56,583
Registration and
filing fees:
Class A. . . . . .                  120

Class B. . . . . .                   90

Class C. . . . . .                    3

Class D. . . . . .               21,350

Shareholder reports. . . . . . . .                        15,112
Distribution fees:
Class A. . . . . .                1,997

Class B. . . . . .                7,040

Class C. . . . . .                  324

Class D. . . . . .                    -

Directors fees . . . . . . . . . .                         6,500
Other expenses .. . . . . . . . .                        66,510
 Total expenses. . . . . . . . . . . . . . . . . . . . . . . . .               1,729,260
Less expenses paid indirectly (Note 4) . . . . . . . .                 (292,244)
 Net expenses. . . . . . . . . . . . . . . . . . . . . . . . . .               1,437,016
Net Investment Income. . . . . . . . . . . . . . . . . . . . . .                 483,715
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments . . . . . . . . . . .                7,083,415

Net change in unrealized appreciation or depreciation on investments  (3,074,255)
        Net realized and unrealized gain . . . . . . . . . . .                4,009,160
Net Increase in Net Assets Resulting From Operations . . . . . .     $          4,492,875


Financial Statements


                    AMERICAN GROWTH FUND, INC.
               STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED JULY 31, 1996 AND 1995

                                                                1996        1995
OPERATIONS:
 Net investment income . . . . . . . .             . . .   $   483,715  $  1,444,321
 Net realized gain . . . . . . . . . .             . . .     7,083,415       325,639
 Net change in unrealized appreciation or depreciation . .  (3,074,255)    9,773,542
        Net increase in net assets resulting from operations. .      4,492,875
11,543,502

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:
 Dividends from net investment
income:
 Class D . . . . . . . . . . . . . . . . . . . . .           (1,387,812)  (938,292)
 Distributions from net realized gain:
 Class D . . . . . . . . . . . . . . . . . . . . .           (2,312,575) (12,215,279)
BENEFICIAL INTEREST
TRANSACTIONS:
 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A . . . . . . . . . . . . . . .         . . . . . .   4,048,441        -
 Class B . . . . . . . . . . . . . . . . . . . . .           3,603,382        -
 Class C . . . . . . . . . . . . . . . . . . . . .             383,952        -
 Class D . . . . . . . . . . . . . . . . . . . . .           8,385,535   23,939,198
NET ASSETS:
 Total increase. . . . . . . . . . . . . . . . . .          17,213,798   22,329,129
 Beginning of period . . . . . . . . . . . . . . .          90,538,304   68,209,175
 End of period (including undistributed net investment income of $86,817 and $990,914
respectively). . . .. . . .                      $         107,752,102      $   90,538,304

Financial Highlights



                             Class D
                             Year Ended July 31,
                                        1996         1995       1994        1993      1992

Per Share Operating Data:
Net Asset Value,
Beginning of Period. . . . . . . . .  $ 8.75       $ 9.34     $ 9.39      $ 8.50    $ 8.02

Income (loss) from investment
operations:
Net investment income. . . . . . . . .   .03          .21        .03         .11       .10

Net realized and unrealized gain (loss)  .39          .88       1.00        1.51       .94

Total income (loss) from investment
operations . . . . .                     .42         1.09       1.03        1.62      1.04

Dividends and distributions to
shareholders:
Dividends from net investment
income . . . . . . .                    (.12)       (.12)      (.05)       (.08)
(.06)
Distributions from net realized gain    (.20)      (1.56)     (1.03)       (.65)
(.50)
Total dividends and distributions to shareholders
          . . . . . . . . . . . .       (.32)      (1.68)     (1.08)       (.73)
(.56)

Net Asset Value, End of Period . . . . $ 8.85     $ 8.75     $ 9.34      $ 9.39     $ 8.50


Total Return at Net Asset Value1 . . .   4.8%      15.2%      11.1%       20.2%      13.6%

Ratios/Supplemental Data: Net assets, end of period (in thousands) . . . . . . . .
                                     $100,130    $90,538     $68,209    $62,180
$55,501
Ratios to average net assets:
Net investment income (loss) . . . .   0.47%        1.91%     0.35%      0.59%
1.14%
Expenses2. . . . . . . . . . . . . . . 1.63%        1.45%     1.34%      1.44%
1.46%

Portfolio Turnover Rate3 . . . . . .  163.1%       173.0%    87.2%       48.8%
39.8%
Average Brokerage Commission Rate4   $0.0561         -        -           -            -
/TABLE

Financial Highlights



                                              Class A      Class B        Class C

                                   Period Ended July 31,
                                             1996*        1996*            1996*
Per Share Operating Data:
Net Asset Value,
Beginning of Period. . . . . . . . . .     $ 9.21        $ 9.21           $ 9.21

Income (loss) from investment
operations:
Net Investment income(loss). . . . . .       -7           (.01)               -7
Net realized and unrealized gain (loss). . . . . .        (.37)            (.40)
 (.40)
Total income (loss) from investment operations .(.37)     (.41)            (.40)

Dividends and distributions to
shareholders:
Dividends from net investment income . . . . .   -         -              -
Distributions from net realized gain . . . . . . .            -                -
     -
Total dividends and distributions
to shareholders. . . . . . . . . . . .           -            -                -

Net Asset Value, End of Period . . . . . . . $ 8.84       $ 8.80           $ 8.81

Total Return at Net Asset Value2 . . . . .   (4.0)%       (4.5)%           (4.3)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) .   $3,838       $3,417           $367

Ratio to average net assets:
Net investment income. . . . . . . . .      0.13%3     (0.52)%3         (0.63)%3
Expenses . . . . . . . . . . . . . . .      2.06%3      2.81% 3          2.97% 3

Portfolio Turnover Rate. . . . . . . .      163.1%       163.1%           163.1%
Average Brokerage Commission Rate. . . .  $0.0561      $0.0561           $0.0561
/TABLE

Notes to Financial Statements


1.    Summary of Significant Accounting Policies
      American Growth Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
 The Fund's
primary investment objective is to seek capital appreciation. The Fund offers
 Class A,
Class B, Class C and Class D shares. Class D shares are available to shareholders in
existence prior to 03/01/96. Class A and Class D shares are sold with a front-end sales
charge. Class B and Class C shares may be subject to a contingent deferred sales charge.
All classes of shares have identical rights to earnings, assets and voting privileges,
except that each class has its own distribution and/or       service plan and
 expenses
directly attributable to a particular class and exclusive voting rights with respect to
matters affecting a single class. Class B shares will automatically convert to Class A
shares seven years after date of purchase. The following is a summary of significant
accounting policies consistently followed by the Fund.

      Investment Valuation - Investment securities are valued at the closing asked price
as reported by the principal securities exchange       on which the security
 is traded.
If no sale is reported, or if the security is not traded on an exchange, value is based
on the average of       the latest bid and asked prices.  Short-term debt
 securities
having a remaining maturity of 60 days or less are valued at amortized cost, which
approximates market value.

      Allocation of Income, Expenses, and Gains and Losses - Income, expenses (other than
those attributable to a specific class)       and gains and losses are allocated
 daily to
each class of shares based upon the relative proportion of net assets represented by such
     class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

      Federal Income Taxes - No provision for federal income or excise taxes has been made
because it is the Fund's policy to comply       with provisions of the Internal
 Revenue
Code  applicable to regulated investment companies and to distribute all of its taxable
income to       shareholders.
      Classification of Distributions to Shareholders - The character of distributions
made during the year from net investment       income or net realized gains may
 differ
from its ultimate characterization for federal income tax purposes.

      Other - Investment transactions are accounted for on the date the investments are
purchased or sold (trade date).  Dividend income       and distributions to
 shareholders
are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

      Realized gains and losses from investment transactions and unrealized appreciation
and depreciation of investments are reported on an       identified cost basis
 which is
the same basis used for federal income tax purposes.
           Use of estimates - The preparation of financial statements in conformity with
generally accepted accounting principles requires            management to make
 estimates
and assumptions that affect the reported amounts of assets and liabilities and disclosure
of contingent            assets and liabilities at the date of the financial
 statements
and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements




2. Shares of Beneficial Interest - The Fund has authorized an unlimited number of no
par value shares of beneficial interest of each       class. Transactions in
 shares of
beneficial interest were as follows:

                                  Year Ended July 31, 19961           Year Ended July 31,
1995

                            Shares       Amount             Shares        Amount
      Class A:
      Sold                437,138       $4,077,847           -            $      -
      Dividends and distributions reinvested -              -
              -              -
      Redeemed             (3,165)       (29,406)           -              -
      Net increase        433,973      4,048,441            -              -

      Class B:
      Sold                388,712      3,609,425            -              -
      Dividends and distributions reinvested -              -           -
-     Redeemed               (656)        (6,042)          -              -
      Net increase        388,056      3,603,383           -              -

      Class C:
      Sold                41,705         383,954          -                   -
      Dividends and distributions reinvested -
-             Redeemed             -                 -3           -              -
      Net Increase        41,705        383,951           -              -

      Class D:
      Sold             2,553,651      23,031,338    2,352,448          19,867,517
      Dividends and
      distributions reinvested  375,550  3,300,334  1,701,369         12,454,018
      Redeemed         (1,956,583)   (17,946,137)  (1,017,480)        (8,382,337)
      Net increase       972,618     $ 8,385,535   3,036,337        $ 23,939,198

      1. For the period from March 1, 1996 (inception of offering) to July 31, 1996 for
Class A, Class B and Class C shares.

3.    Unrealized Gains and Losses on Investments

      At July 31, 1996, net unrealized appreciation on investments of $9,436,275 was comprised of gross appreciation of $9,728,691 and gross depreciation of $292,416.

4.    Fund Expenses Paid Indirectly

      Fund expenses totaling $99,405 relating to certain operating expenses were paid by
broker dealers under terms of brokerage/service       arrangements. Fees for
 transfer
agent and data processing services and custodian services totaling $107,376 and
 $85,463,
respectively,       were offset by earnings on cash balances maintained by the
 Fund at the
custodian financial institution. The Fund could have invested       the assets
 maintained
at the institution in income-producing assets if it had not agreed to a reduction in fees.

5.    Underwriting, Investment Advisory Contracts and Service Fees

      Under the investment advisory contract with Investment Research Corporation ("IRC"),
the advisor receives annual compensation for       investment advice, computed
 and paid
monthly, equal to 1% of the first $30 million of average annual net assets of the Fund

Notes to Financial Statements

      and 0.75% of such assets above $30 million.  The Fund pays its own operating
expenses. The advisor has agreed to reimburse the Fund       if total expenses
 exceed the
most restrictive limitation prescribed by any state in which the shares of the
 Fund are
sold.

      Class B and Class C shares are subject to service and distribution fees of 0.25% and
0.75% of average daily net assets, respectively.
      Class A shares are subject to service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

      For the year ended July 31, 1996 commissions and sales charges paid by investors on
the purchase of Fund shares totaled $1,439,562       of which $275,651 was
 retained by
American Growth Fund Sponsors, Inc. ("Sponsors"), an affiliated broker/dealer which serves
as the       underwriter and distributor of the Fund. Sales charges advanced to
broker/dealers by Sponsors on sales of the Fund's Class B and C       shares
 totaled $
142,171.

      Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 1996 the Fund paid directors' fees and expenses of $6,500.

      For the year ended July 31, 1996, under an agreement with IRC, the Fund was charged
$354,309 for the costs and expenses related       to employees of IRC who
 provided
administrative, clerical and accounting services to the Fund.  In addition, the Fund was
charged $       61,170  by an affiliated company of IRC for the cost of
 office space.

6.    Federal Income Tax Matters

      On December 22, 1995, distributions of $0.12 and $0.20 aggregating $1,387,812 and
$2,312,575 were declared from net investment       income and realized gains,
respectively. The dividends were paid December 29, 1995. For the Fund's fiscal year ended
July 31, 1996,       all ordinary income dividends have been determined to
 qualify for the
dividend received deduction for corporate shareholders.

            For federal income tax purposes, the Fund realized net capital gains of
$7,083,415 during the fiscal year ended July 31, 1996.

Independent Auditors' Report





To The Board of Directors and Shareholders of American Growth Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of
American Growth Fund, Inc. as of July 31, 1996, and the related statement of operations,
the statement of changes in net assets and the financial highlights for the year then
ended. These financial statements and financial highlights are the responsibility of the
Fund's management.  Our responsibility is to express an opinion on these financial
statements and financial highlights based on our audit.  The statement of changes in net
assets for the year ended July 31, 1995 and the financial highlights for the four years
then ended were audited by other auditors whose report dated August 18, 1995 expressed an
unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those
standards require that we plan and perform the audit to obtain reasonable assurance about
whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the
amounts and disclosures in the financial statements.  Our procedures included confirmation
of securities owned as of July 31, 1996, by correspondence with the custodian and brokers;
and where confirmations were not received from brokers, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
statement presentation.  We believe that our audit provides a reasonable basis for our
opinion.

In our opinion, the financial statements and financial highlights referred to above
present fairly, in all material respects, the financial position of American
 Growth Fund,
Inc. as of July 31, 1996, and the results of its operations, the changes in its net assets
and the financial highlights for the year then ended, in conformity with generally
accepted accounting principles.





Denver, Colorado
KPMG Peat
Marwick LLP
August 30, 1996

      
                     AMERICAN GROWTH FUND, INC.

                     PART C - OTHER INFORMATION

Item 24.    Financial Statements and Exhibits:

(a)    Financial Statements

  Included in Prospectus:
       Financial Highlights
  Included in Statement of Additional Information:
       Report of Independent Accountants
       Statement of assets and liabilities - July 31, 1996
       Statement of operations - year ended July 31, 1996
       Statement of changes in net assets - years ended July 31, 1996 and
                 1995
       Notes to financial statements        Portfolio of investments
(Schedule I - Investments in securities of        unaffiliated issuers) -
July 31, 1996

(b)    Exhibits

  1.   (a) Articles of Amendment and Restatement
       (b)  Articles Supplementary

  2.   Registrant's By-laws, as amended. (2)
  3.   Not applicable
  4.   Instruments defining rights of shareholders:
  See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws, filed as exhibits to this Registration Statement.
  5. Investment advisory contract between Investment Research corporation and registrant.
       a.   Distribution Agreement for Class A Shares
       b.   Distribution Agreement for Class B Shares
       c.   Distribution Agreement for Class C Shares
       d.   Distribution Agreement for Class D Shares
       e.   Selling group agreement between American Growth fund Sponsors,
Inc.              And dealers as amended.
  6.   Not applicable
  7. Custodian agreement between state Street Bank and Trust Company and registrant. (1)
  8. Transfer agent agreement between State Street Bank & Trust Company and Registrant. (1)
  9.   Not applicable.
  10.    a. Consent of KPMG Peat Marwick LLP.
         b. Consent of Smith, Brock & Gwinn
  11.  Not applicable
  12.  Not applicable
  13.  Not applicable
  14.  a.   Registrant's Self-Employed Retirement Plan. (2)
       b.   Registrant's Simplified Employee Pension Plan Application and
            Agreement.(1)
       c.   Registrant's Salary Reduction Simplified Employee Pension Plan

       Application and Agreement. (4)

       d.   Registrant's Individual Retirement Account Plan and Agreement.
       e.   Registrant's 403(b) Retirement Plan and Custody Agreement. (3)
       f.   Registrant's Prototype Paired Defined Contribution Plans. (4)
       g.   Registrant's Prototype Profit Sharing/401(k) Plan.(4)
  15.  a.   Distribution Plan for Class A Shares
       b.   Distribution Plan for Class B Shares
       c.   Distribution Plan for Class C Shares
  16.  Schedule for computation of each performance quotation.
  17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.
  18.  Rule 18f-3 Plan.

       (1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form NA (File No. 2-14543) of Registrant filed on December 1, 1988.

       (2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

       (3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

       (4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

       (5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

Item 25.    Person Controlled by or Under Common Control

None

Item 26. Number of Holders of Securities. The following table set forth the approximate number of record holders of the one cent par value common stock of the Registrant as of September 30, 1996.
                 (1)                           (2)
            Title of Class                Number of Record Holders
  One Cent Par Value Common Stock              6,676

Item 27.    Indemnification.    Reference is made to Article IX of the
registrant's By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrant's Articles of Incorporation
(Exhibit 1 to this

Registration Statement).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 28. Business and Other Connections of Investment Adviser. The following table set forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 1996.

Name & Position With
Principal Business
Investment Adviser

Robert Brody
President, Treasurer and
Director






Timothy E. Taggart
Vice President, Director







D. Leann Baird,
Secretary, Director

Mr. Brody is also President and a
director of American Growth Fund,
Inc., the Registrant; Treasurer and a director of American Growth Fund Sponsors, Inc., the Registrant's underwriter; and
President, Treasurer and a director of
American Growth Financial Services, Inc.,
410 17th Street, Denver, Colorado

Mr. Taggart is also Vice President,
secretary and a director of American
Growth Fund Sponsors, Inc., the
Registrant's underwriter, 410 17th
Street, Denver, Colorado; and Vice
President and Director of American Growth
Financial Services, Inc., 410 17th
Street, Denver, Colorado.

Mrs. Baird is also secretary of American
Growth Fund, Inc., the Registrant; and
secretary of American Growth Financial

Services, Inc., 410 17th
Street, Denver, Colorado.

Item 29. Principal Underwriters.

(a)    None.

(b)
  (1)  Name and Principal  (2)  Position and Offices
(3)  Position and Offices
       Business Address              With Underwriter
       With Registrant

       Robert Brody             President, Treasurer          President,
Director
       410 17th Street               Director
       Suite 800
       Denver, CO 80202

       Timothy E. Taggart       Vice President           Treasurer
       410 17th Street               Secretary, Director
       Suite 800
       Denver, CO 80202

       Otis R. Cutright              Director
       410 17th Street
       Suite 800
       Denver, CO 80202

     None

Item 30. Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 410 17th Street, suite 800, Denver, Colorado 80202, and at the offices of its custodian and transfer agent, State Street Bank & Trust Company, 2 Heritage Drive, N. Quincy, MA 02171, and are under the general custody and control of its Secretary D. Leann Baird.

Item 31. Management Services.

  None

Item 32.    Undertakings.

  None

                             SIGNATURES

  Pursuant to the requirements of the
Securities Act
of 1933 and the Investment Company
Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, and its seal to be hereunto affixed and attested all in the City of Denver, State of Colorado on the 30th day of September, 1996.

                     American Growth Fund, Inc.
                                                                   By:  /s/
Robert Brody
------------------------------                                      Robert
Brody, President

  Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities indicated and as of the date stated.
(a)    Principal Executive Officer:            Title               Date

/s/    Robert Brody                            President
----------------------------------             and Director       09/30/96
Robert Brody

(b)    Principal Financial and Accounting Officer:
/s/    Timothy E. Taggart                      Treasurer          09/30/96
----------------------------------
Timothy E. Taggart

(c)    Majority of the Directors:
/s/    Michael J. Baum, Jr.                                       09/30/96
----------------------------------
Michael J. Baum, Jr.

/s/    Eddie R. Bush                                              09/30/96
----------------------------------
Eddie R. Bush

/s/    Don S. Strauss                                             09/30/96
----------------------------------
Don S. Strauss

/s/    Harold Rosen                                               09/30/96
----------------------------------
Harold Rosen

                           EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

EX-99.1(a)                         Form of Articles of Amendment and Restatement

EX-99.1(b)                         Form of Distribution Agreement for Class A
 Shares

EX-99.5                   Form of Investment Advisory Contract

EX-99.5(a)                         Form of Distribution Agreement for Class A
 Shares

EX-99.5(b)                         Form of Distribution Agreement for Class B
 Shares

EX-99.5(c)                         Form of Distribution Agreement for Class C
 Shares

EX-99.5(d)                         Form of Distribution Agreement for Class D
 Shares

EX-99.5(e)                         Selling Group Amendment as amended

EX-99.10(a)                        Consent of KPMG Peat Marwick LLP

EX-99.10(b)                        Consent of Smith Brock & Gwinn

EX-99.14(d)                        Form of Individual Retirement Account Plan

EX-99.15(a)                        Form of Distribution Plan for Class A shares

EX-99.15(b)                        Form of Distribution Plan for Class B shares

EX-99.15(c)                        Form of Distribution Plan for Class C shares

EX-99.17                  Financial Data Schedule

EX-99.18                  Form of Rule 18f-3